UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K /A

AMENDMENT NO. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 16, 2014

COLONIAL FINANCIAL SERVICES, INC.

(Exact name of Registrant as specified in its charter)

Maryland (State or Other Jurisdiction of Incorporation)	001-34817 (Commission File Number)	90-0183739 (I.R.S. Employer Identification No.)

2745 S. Delsea Drive, Vineland, New Jersey	08360
(Address of principal executive offices)	(Zip Code)

(856) 205-0058

Registrant's telephone number, including area code

Not Applicable

(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02   Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

(a) On January 16, 2014, the Board of Directors of Colonial Bank, FSB (the “Bank”), the wholly owned subsidiary of Colonial Financial Services, Inc. (the “Company”), determined that the Company’s financial statements as of and for the quarter ended September 30, 2013 should not be relied upon.

On January 16, 2014, the Bank notified the Office of the Comptroller of the Currency (the “OCC”) that, as of September 30, 2013, the Bank was not in compliance with the minimum capital ratios that had been established for the Bank. On January 21, 2014, the Bank filed an amended Call Report with the OCC restating the Bank’s regulatory capital ratios as of September 30, 2013. The required minimum capital ratios for the Bank are a Tier 1 capital to adjusted total assets ratio of 9.50%, a Tier 1 capital to risk-weighted assets ratio of 11.00%, and a Total risk-based capital to risk-weighted assets ratio of 13.00%. The Company’s Quarterly Report for the quarter ended September 30, 2013 reported these ratios as 9.95%, 19.25% and 20.51%, respectively. As of September 30, 2013, the Bank’s revised ratios for these items were 9.43%, 18.35% and 19.61%, respectively. The error resulted from the over-inclusion of deferred tax assets in regulatory capital. The Company is not restating its consolidated statement of financial condition, statement of operations or other consolidated financial statements included in the Quarterly Report.

The Company expects to file an amendment to its Quarterly Report for the quarter ended September 30, 2013, disclosing this information and restating note 11 to the unaudited consolidated financial statements included in the Quarterly Report, by February 7, 2014 . The Company’s audit committee has reviewed with the Company’s independent registered public accounting firm the information disclosed under this item.

Item 8.01   Other Events

As described above under Item 4.02, on January 16, 2014, the Bank notified the OCC that, as of September 30, 2013, it was not in compliance with the minimum capital ratios that had been established for the Bank. Failure to comply with the regulatory capital ratios can result in the Bank being required to submit a revised capital plan for the OCC’s review and non-objection as well as imposition of a revised enforcement order.

Item 9.01.   Financial Statements and Exhibits

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLONIAL FINANCIAL SERVICES, INC.

Date: January 31 , 2014	By: /s/ Edward J. Geletka
Edward J. Geletka
President and Chief Executive Officer